                                                                  EXHIBIT 99.1

                        YORKSHIRE POWER FINANCE LIMITED

                         FORM OF LETTER OF TRANSMITTAL

                       TO ACCOMPANY OFFER TO EXCHANGE ITS
                      ___% SERIES B SENIOR NOTES DUE _____
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                             FOR ANY AND ALL OF ITS
                      ___% SERIES A SENIOR NOTES DUE _____
               PURSUANT TO THE PROSPECTUS DATED ___________, 1998


-------------------------------------------------------------------------------

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
       CITY TIME, ON SEPTEMBER ___, 1998, UNLESS THE OFFER IS EXTENDED.

-------------------------------------------------------------------------------

                    To: THE BANK OF NEW YORK, Exchange Agent

          By Mail:                                By Hand Or Overnight Courier:

   The Bank of New York                               The Bank of New York
    101 Barclay Street                                 101 Barclay Street
         Floor 7E                                Corporate Trust Services Window
  New York, New York  10286                               Ground Level
      Attn:  Diana Torres                           New York, New York  10286
                                                        Attn:  Diana Torres

FOR INFORMATION AND TO CONFIRM                       FACSIMILE TRANSMISSIONS:
     BY TELEPHONE                                  (ELIGIBLE INSTITUTIONS ONLY)
    (212) 815-5789                                        (212) 815-6339


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders of Original Senior Notes (as defined below) either if Original Senior Notes are to be forwarded herewith or if tenders of Original Senior Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Senior Notes" in the Prospectus and an Agent's Message (as defined below) is not delivered.

     Holders of Original Senior Notes whose certificates (the "Certificates") for such Original Senior Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Senior Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Senior Notes" in the Prospectus.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

                                                                  DESCRIPTION OF ORIGINAL SENIOR NOTES
------------------------------------------------------------------------------------------------------------------------------------
Please print Name and Address |     Please Show         |    Original Senior      |  Principal Amount     |    Beneficial Holders  |
    of Registered Holder      |  Certificate Number(s)  |     Notes Tendered      |  of Original Senior   |       and Names in     |
                              |  (Need not be Completed | (Attach additional list |    Notes Tendered     |        which such      |
                              |  by Book-Entry Holders) |      if needed)         |  (if Principal Amount |   Securities are held  |
                              |                         |                         |    of Original Senior |                        |
                              |                         |                         |    Notes is Less than |                        |
                              |                         |                         |          All)*        |                        |
                              |-------------------------|-------------------------|-----------------------|------------------------|
                              |                         |                         |                       |                        |
                              |-------------------------|-------------------------|-----------------------|------------------------|
                              |                         |                         |                       |                        |
                              |-------------------------|-------------------------|-----------------------|------------------------|
                              |                         |                         |                       |                        |
                              ------------------------------------------------------------------------------------------------------
                                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
* All Original Senior Notes held shall be deemed tendered unless a lesser number is specified in this column.
------------------------------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_____________________________________________
     DTC Account Number:________________________________________________________
     Transaction Code Number:___________________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name of Registered Holders(s):_____________________________________________
     Window Ticket Number (if any):_____________________________________________
     Date of Execution of Notice of Guaranteed Delivery:________________________ Name of Institution which Guaranteed Delivery:_____________________________ If Guaranteed Delivery is to be made by Book-Entry Transfer:_______________ Name of Tendering Institution:_____________________________________________
     DTC Account Number:________________________________________________________
     Transaction Code Number:___________________________________________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL SENIOR NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL SENIOR NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________
     Address:___________________________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to Yorkshire Power Finance Limited, a private company with limited liability incorporated under the laws of the Cayman Islands ("Yorkshire Finance"), and Yorkshire Power Group Limited, a private company with limited liability incorporated under the laws of England and Wales ("Yorkshire Group"), the above-described aggregate principal amount of Yorkshire Finance's ____% Series A Senior Notes due 200_ (the "Original Senior Notes") in exchange for a like aggregate principal amount of Yorkshire Finance's _____% Series B Senior Notes due 200_ (the "Exchange Senior Notes") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ___________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

   For purposes of this Letter of Transmittal, unless the context requires otherwise, the term "holder" shall include any person who owns an interest in the Book-Entry Interests. As described in the Prospectus under "Description of the Exchange Senior Notes -- Form, Documentation, Book-Entry Procedures and Transfer," each person who owns an interest in the Book-Entry Interests must rely on the procedures of the Book-Entry Depository and DTC and, if such person is not a participant in DTC, on the procedures of the Participant through which such person owns its interest to exercise any rights granted to, and perform any obligations of, a holder of Senior Notes, including rights and obligations in connection with the Exchange Offer. Furthermore, references to the terms "Exchange Senior Notes" and "Original Senior Notes" contained herein, unless the context requires otherwise, shall be deemed to include interests in the Book-Entry Interests relating to such securities.

   Subject to and effective upon the acceptance for exchange of all or any portion of the Original Senior Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Yorkshire Finance all right, title and interest in and to such Original Senior Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Yorkshire Finance and Yorkshire Group in connection with the Exchange Offer) with respect to the tendered Original Senior Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Senior Notes to Yorkshire Finance or Yorkshire Group together with all accompanying evidences of transfer and authenticity to, or upon the order of, Yorkshire Finance, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Senior Notes to be issued in exchange for such Original Senior Notes, (ii) present Certificates for such Original Senior Notes for transfer and to transfer the Original Senior Notes on the books of Yorkshire Finance and (iii) receive for the account of Yorkshire Finance all benefits and otherwise exercise all rights of beneficial ownership of such Original Senior Notes, all in accordance with the terms and conditions of the Exchange Offer.

   THE UNDERSIGNED HEREBY REPRESENT(S) AND WARRANT(S) THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL SENIOR NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, YORKSHIRE FINANCE WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND THAT THE ORIGINAL SENIOR NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY YORKSHIRE FINANCE, YORKSHIRE GROUP OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL SENIOR NOTES TENDERED HEREBY AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT.

   THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE
OFFER.

   The name(s) and address(es) of the registered holder(s) of the Original Senior Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Senior Notes. The Certificate number(s) and the Original Senior Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

   If any tendered Original Senior Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Senior Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Senior Notes will be returned (or, in the case of Original Senior Notes tendered by book-entry transfer, such Original Senior Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Original Senior Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Original Senior Notes" in the Prospectus and in the instructions hereto will, upon Yorkshire Finance's acceptance for exchange of such tendered Original Senior Notes, constitute a binding agreement among the undersigned and Yorkshire Finance upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Yorkshire Finance may not be required to accept for exchange any of the Original Senior Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," below, the undersigned hereby directs that the Exchange Senior Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Senior Notes, that such Exchange Senior Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Senior Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Senior Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Senior Notes to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING ORIGINAL SENIOR NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY DELIVERING AN AGENT'S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF YORKSHIRE FINANCE OR YORKSHIRE GROUP WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY EXCHANGE SENIOR NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE SENIOR NOTES AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE SENIOR NOTES. BY TENDERING ORIGINAL SENIOR NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL SENIOR NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL SENIOR NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE OR (B) SUCH ORIGINAL SENIOR NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE SENIOR NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     YORKSHIRE FINANCE AND YORKSHIRE GROUP HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE SENIOR NOTES RECEIVED IN EXCHANGE FOR ORIGINAL SENIOR NOTES, WHERE SUCH ORIGINAL SENIOR NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD NOT EXCEEDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS). IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED ORIGINAL SENIOR NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH ORIGINAL SENIOR NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY DELIVERING AN AGENT'S MESSSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM YORKSHIRE FINANCE OR YORKSHIRE GROUP OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF (I) ANY FACT WHICH MAKES ANY STATEMENT CONTAINED IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR (II) ANY FACT WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR (III) OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE SENIOR NOTES PURSUANT TO THE PROSPECTUS UNTIL YORKSHIRE FINANCE OR YORKSHIRE GROUP HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR YORKSHIRE FINANCE OR YORKSHIRE GROUP HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE SENIOR NOTES MAY BE RESUMED,

AS THE CASE MAY BE. IF YORKSHIRE FINANCE OR YORKSHIRE GROUP GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE SENIOR NOTES, THEY SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE SENIOR NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE SENIOR NOTES OR TO AND INCLUDING THE DATE ON WHICH YORKSHIRE FINANCE OR YORKSHIRE GROUP HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE SENIOR NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Senior Notes received in exchange for Original Senior Notes pursuant to the Exchange Offer, must notify Yorkshire Finance or Yorkshire Group, or cause Yorkshire Finance or Yorkshire Group to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer -- Exchange Agent."

     Holders of Original Senior Notes whose Original Senior Notes are accepted for exchange will not receive interest on such Original Senior Notes and hereby will be deemed to waive the right to receive any interest on such Original Senior Notes accumulated from and including February 25, 1998. Holders of Exchange Senior Notes as of the record date for the payment of interest on October 15, 1998 will be entitled to receive interest accruing from and including February 25, 1998.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     Please be advised that Yorkshire Finance and Yorkshire Group are making the Exchange Offer in reliance on the position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Staff") set forth in certain interpretive letters addressed to third parties in other transactions. In addition, Yorkshire Finance and Yorkshire Group have authorized us to inform you as follows: Yorkshire Finance and Yorkshire Group have not entered into any arrangement or understanding with any person to distribute the Exchange Senior Notes to be received in the Exchange Offer and, to the best of their information and belief, each person participating in the Exchange Offer is acquiring the Exchange Senior Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Senior Notes to be received in the Exchange Offer. In this regard, Yorkshire Finance and Yorkshire Group will make each person participating in the Exchange Offer aware that if such person is participating in the Exchange Offer for the purpose of distributing the Exchange Senior Notes to be acquired in the Exchange Offer, such person (a) could not rely on the Staff position enunciated in the interpretative letters referred to above and
(b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. Yorkshire Finance and Yorkshire Group acknowledge that such a secondary resale transaction by such person participating in the Exchange Offer for the purpose of distributing the Exchange Senior Notes should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or 508, as applicable, of Regulation S-K. Furthermore, Yorkshire Finance and Yorkshire Group will include in the transmittal letter to be executed by an exchange offeree in order to participate in the Exchange Offer
(x) an acknowledgment that if such exchange offeree is a broker-dealer that will receive Exchange Senior Notes for its own account in exchange for Original Senior Notes that were acquired as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Senior Notes and (y) a statement that by so acknowledging and by delivering a prospectus, such exchange offeree will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
     (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S)

Dated: _____________, 1998

Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Senior Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by Yorkshire Finance or the Exchange Agent to comply with the restrictions on transfer applicable to the Original Senior Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

Name(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (full title):

--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Telephone Number:

--------------------------------------------------------------------------------

Tax ID Number:

--------------------------------------------------------------------------------


                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 2 AND 5)

--------------------------------------------------------------------------------
                             AUTHORIZED SIGNATURE

Dated: _____________, 1998

Name of Firm:

--------------------------------------------------------------------------------
Capacity (full title):

--------------------------------------------------------------------------------
                                (PLEASE PRINT)

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:

--------------------------------------------------------------------------------

           SPECIAL ISSUANCE INSTRUCTIONS                                               SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 1, 5, AND 6)                                              (SEE INSTRUCTIONS 1, 5, AND 6)

To be completed ONLY if the Exchange Senior Notes are to be             To be completed ONLY if Exchange Senior Notes are to be
 issued in the name of someone other than the registered                sent to (i) someone other than the registered holder of
 holder of the Original Senior Notes whose name(s)                      the Original Senior Notes whose name(s) appear(s) above,
 appear(s) above.                                                       or (ii) such registered holder(s) at an address other than that shown above.

Issue                                                                   Mail

[ ]  Original Senior Notes not tendered to:                             [ ]  Original Senior Notes not tendered to:

[ ]  Exchange Senior Notes to:                                          [ ]  Exchange Senior Notes to:

Name(s)                                                                 Name(s)

___________________________________________________________             ___________________________________________________________

Address                                                                 Address

___________________________________________________________             ___________________________________________________________

___________________________________________________________             ___________________________________________________________

___________________________________________________________             ___________________________________________________________
                (INCLUDE ZIP  CODE)                                                          (INCLUDE ZIP CODE)

Telephone Number                                                        Telephone Number

___________________________________________________________             ___________________________________________________________
Tax ID Number                                                           Tax ID Number

___________________________________________________________             ___________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

    This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Original Senior Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Senior Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Yorkshire Finance and Yorkshire Group may enforce the Letter of Transmittal against such participant. Original Senior Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples thereof, provided that, if any Original Senior Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple thereof.

    Holders who wish to tender their Original Senior Notes and (i) whose Original Senior Notes are not immediately available or (ii) who cannot deliver their Original Senior Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Senior Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Senior Notes" in the Prospectus. Pursuant to such procedures: (A) such tender must be made by or through an Eligible Institution (as defined below); (B) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Yorkshire Finance, must be received by the Exchange Agent on or prior to the Expiration Date; and (C) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Original Senior Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Original Senior Notes" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Senior Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    Neither Yorkshire Group nor Yorkshire Finance will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

    The exchange of the Original Senior Notes for Exchange Senior Notes pursuant to the Exchange Offer, and any related transactions, may be effected through the Paying Agent (as defined in the Prospectus) in Luxembourg.

2. GUARANTEE OF SIGNATURES.

   No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Senior Notes) of Original Senior Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     (ii) such Original Senior Notes are tendered for the account of a firm that is an Eligible Institution.

   In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. INADEQUATE SPACE.

   If the space provided in the box captioned "Description of Original Senior Notes" is inadequate, the Certificate number(s) and/or the principal amount of Original Senior Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

   If less than all the Original Senior Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Senior Notes which are to be tendered in the box entitled "Principal Amount of Original Senior Notes Tendered (if Principal Amount of Original Senior Notes is Less than
All)." In such case, new Certificate(s) for the remainder of the Original Senior Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Original Senior Note, promptly after the Expiration Date. All Original Senior Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   Except as otherwise provided herein, tenders of Original Senior Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at any of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Senior Notes to be withdrawn, the aggregate principal amount of Original Senior Notes to be withdrawn, and (if Certificates for Original Senior Notes have been tendered) the name of the registered holder of the Original Senior Notes as set forth on the Certificate for the Original Senior Notes, if different from that of the person who tendered such Original Senior Notes. If Certificates for the Original Senior Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Senior Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Senior Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Senior Notes tendered for the account of an Eligible Institution. If Original Senior Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Original Senior Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Senior Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Senior Notes may not be rescinded. Original Senior Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Senior Notes."

   All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Yorkshire Finance and Yorkshire Group, in their sole discretion, whose determination shall be final and binding on all parties. Yorkshire Finance and Yorkshire Group, any affiliates or assigns of Yorkshire Finance and Yorkshire Group, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Senior Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

   If this Letter of Transmittal is signed by the registered holder(s) of the Original Senior Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Original Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Original Senior Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Yorkshire Finance and Yorkshire Group, in their sole discretion, of such persons' authority to so act.

  When this Letter of Transmittal is signed by the registered owner(s) of the Original Senior Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Senior Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Senior Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Yorkshire Finance, Yorkshire Group or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Original Senior Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

   If Exchange Senior Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Senior Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Senior Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

   Yorkshire Finance and Yorkshire Group will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Senior Notes, which determination shall be final and binding on all parties. Yorkshire Finance and Yorkshire Group reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to Yorkshire Finance and Yorkshire Group, be unlawful. Yorkshire Finance and Yorkshire Group also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Original Senior Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The interpretation by Yorkshire Finance and Yorkshire Group of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Senior Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Yorkshire Finance and Yorkshire Group, any affiliates or assigns of Yorkshire Finance and Yorkshire Group, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

   Questions and requests for assistance may be directed to the Exchange Agent at any of its addresses and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

   Under U.S. Federal income tax law, a holder whose tendered Original Senior Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Senior Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Senior Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Senior Notes. If the Original Senior Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. NO CONDITIONAL TENDERS.

    No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Senior Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Senior Notes for exchange.

    Neither Yorkshire Finance, Yorkshire Group, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Senior Notes nor shall any of them incur any liability for failure to give any such notice.

11. LOST, DESTROYED OR STOLEN CERTIFICATES.

    If any Certificate(s) representing Original Senior Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

12. SECURITY TRANSFER TAXES.

    Holders who tender their Original Senior Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Senior Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Senior Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Senior Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER
           REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                      ON OR PRIOR TO THE EXPIRATION DATE.

              (TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS)
                              (SEE INSTRUCTION 9)

                       PAYER'S NAME: THE BANK OF NEW YORK

-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9                        | PART 1 -- PLEASE PROVIDE YOUR TIN ON THE  | TIN:______________________________________
                                           | LINE AT RIGHT AND CERTIFY BY SIGNING AND  |
Department of the Treasury Internal        |               DATING BELOW                | ------------------------------------------
Revenue Service Payor's Request for        |                                           |          Social Security Number
Taxpayer Identification Number (TIM) and   | ---------------------------------------   |
Certification                              | NAME                                      |                   OR
                                           |                                           |
                                           | ---------------------------------------   | ------------------------------------------
                                           | ADDRESS                                   |        Employer Identification Number
                                           |                                           |
                                           | ---------------------------------------   |
                                           | CITY, STATE & ZIP CODE                    |
                                           |                                           |
                                           | ---------------------------------------------------------------------------------------
                                           |                                         PART 2
                                           |
                                           |                                                           Awaiting TIN
                                           | --------------------------------------------------------------------------------------
                                           | PART 3  CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) THE NUMBER
                                           | SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A
                                           | NUMBER TO BE ISSUED TO ME), (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE
                                           | (I) I AM EXEMPT FROM BACKUP WITHHOLDING, (II) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL
                                           | REVENUE SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A
                                           | FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (III) THE IRS HAS NOTIFIED ME THAT I AM
                                           | NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (3) ANY OTHER INFORMATION PROVIDED ON THIS
                                           | FORM IS TRUE AND CORRECT.
                                           |
                                           | SIGNATURE______________________________________________________________________________
                                           |
                                           | DATE___________________________________________________________________________________
                                           |
                                           | You must cross out item (iii) in Part (2) above if you have been notified by the IRS
                                           | that you are subject to backup withholding because of underreporting interest or
                                           | dividends on your tax return and you have not been notified by the IRS that you are no
                                           | longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID
TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Senior Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature_______________________________________________________________________

Date: ______________________, 1998

--------------------------------------------------------------------------------